OLD WESTBURY FUNDS, INC.
Old Westbury Large Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 7, 2012 to the
Prospectus dated March 1, 2012, as supplemented

          This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ prospectus dated March 1, 2012, as supplemented.

          Old Westbury Fixed Income Fund

          Effective November 30, 2012, Mr. Harold S. Woolley retired from Bessemer Investment Management LLC (the “Adviser”). Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser and President and Chief Executive Officer of Old Westbury Funds, Inc. (the “Corporation”), has assumed responsibility for the day-to-day portfolio management of the Fund, including the formulation of investment strategies, and the implementation and monitoring of those strategies.

          Accordingly, the following changes are hereby made to the Fund’s prospectus:

1. All references to Mr. Harold S. Woolley are deleted in their entirety.

2. The paragraph under the heading “Management of the Fund – Portfolio Manager” is deleted in its entirety and replaced by the following:

Portfolio Managers. Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, is the Portfolio Manager of the Fund. Mr. Rossmiller joined the Adviser in May 2010.

3. The paragraph under “WHO MANAGES THE FUNDS? – Portfolio Managers – Fixed Income Fund” is deleted in its entirety and replaced with the following:

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, and Portfolio Manager of the Fund, is primarily responsible for the day-to-day investment management of the Fund. Mr. Rossmiller joined the Adviser in May 2010. He was the Global Head of Fixed Income for Deutsche Bank Private Wealth Management from 2003 until he joined the Adviser. Mr. Rossmiller attended the University of Michigan from 1975 to 1977, received a Bachelor of Arts in Music in 1980 from the Hartt

School of Music at the University of Hartford, and a Master of Public and Private Management in 1985 from Yale University.

          Old Westbury Global Opportunities Fund

          Effective November 30, 2012, Mr. Harold S. Woolley retired from the Adviser. Accordingly, all references to Mr. Woolley as portfolio manager for the Old Westbury Global Opportunities Fund are deleted in their entirety.

          Old Westbury Real Return Fund

          Effective November 30, 2012, Mr. Harold S. Woolley retired from the Adviser. Accordingly, the following changes are hereby made to the Fund’s prospectus:

1. All references to Mr. Harold S. Woolley are deleted in their entirety.

2. The second paragraph under the heading “Management of the Fund– Portfolio Managers” is deleted in its entirety and replaced by the following:

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, has shared responsibility for the day-to-day investment management of the Fund, with particular emphasis on investments in inflation linked bonds. Mr. Rossmiller joined the Adviser in May 2010.

3. The second paragraph under “WHO MANAGES THE FUNDS? – Portfolio Managers – Real Return Fund” is deleted in its entirety and replaced with the following:

Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser, shares responsibility for the day-to-day investment management of the Fund, with particular emphasis on investments in inflation linked bonds. Mr. Rossmiller’s background and experience are described in the “Fixed Income Fund” sub-section below.

          Old Westbury Large Cap Strategies Fund

Effective immediately, the investment management team for the Old Westbury Large Cap Strategies Fund is led by Mr. Michael Crawford.

Old Westbury Large Cap Core Fund

Effective immediately, Mr. Marc D. Stern will no longer serve as a portfolio manager of Old Westbury Large Cap Core Fund. Mr. Stern will continue in his senior leadership position at the Bessemer Trust companies. Accordingly, all references to Mr. Stern are deleted in their entirety. Messrs. John Alexander Christie and Alex Lloyd, who currently

2

serve on the investment team responsible for managing the Fund, will continue to manage the Fund and will assume primary responsibility for day-to-day investment management.

Shareholders should retain this supplement for future reference.

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OLD WESTBURY FUNDS, INC.
(the “Corporation”)

Old Westbury Large Cap Core Fund
Old Westbury Large Cap Strategies Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 7, 2012 to the
Statement of Additional Information (“SAI”) dated March 1, 2012, as supplemented

          This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated March 1, 2012, as supplemented.

Changes in Portfolio Managers

          Effective November 30, 2012, Mr. Harold S. Woolley retired from Bessemer Investment Management LLC (the “Adviser”). Mr. David W. Rossmiller, Managing Director and Head of Fixed Income for the Adviser and President and Chief Executive Officer of the Corporation, has assumed responsibility for the day-to-day portfolio management of the Old Westbury Fixed Income Fund, including the formulation of investment strategies, and the implementation and monitoring of those strategies. Mr. Rossmiller has also assumed shared responsibility for the day-to-day portfolio management of the Old Westbury Real Return Fund, with particular emphasis on investments in inflation linked bonds.

          The investment management team for the Old Westbury Large Cap Strategies Fund is led by Mr. Michael Crawford.

          In addition, effective immediately, Mr. Marc D. Stern will no longer serve as a portfolio manager of Old Westbury Large Cap Core Fund. Mr. Stern will continue in his senior leadership position at the Bessemer Trust companies. Accordingly, all references to Mr. Stern are deleted in their entirety. Messrs. John Alexander Christie and Alex Lloyd, who currently serve on the investment team responsible for managing the Fund, will continue to manage the Fund and will assume primary responsibility for day-to-day investment management.

          Accordingly, the following changes are hereby made to the Funds’ SAI under the section entitled “INVESTMENT ADVISER AND SUB-ADVISERS – Additional Portfolio Manager Information”:

          1. All references to Mr. Harold S. Woolley are deleted in their entirety.

          2. All references to Mr. Marc D. Stern are deleted in their entirety.

          3. The table under the heading “Other Accounts Managed by Portfolio Managers” beginning on page 39 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

BIM
David W. Rossmiller[3]	0	$0	2	$208,700,000	2,069	$2,087,400,000

3 Information provided as of November 30, 2012.

          4. The table under the heading “Other Accounts Managed by Portfolio Managers - Accounts and Assets for which an Investment Advisory Fee is Based on Performance” on page 41 is modified by adding the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

BIM
David W. Rossmiller[5]	0	$0	0	$0	0	$0

5 Information provided as of November 30, 2012.

          5. The table under the heading “Ownership of Securities” on page 42 is modified by adding the following:

	Large Cap Core Fund	Large Cap Strategies	Fixed Income Fund	Municipal Bond Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund

BIM[1]
David W. Rossmiller[5]	None	$10,000-$50,000	None	None	$10,000-$50,000	None	None

5 Information provided as of October 31, 2012.

          6. The Proxy Voting Policies and Procedures of the Adviser under the section “Appendix B – Proxy Voting Policies” beginning on page 80 are deleted in their entirety and replaced by the following:

Bessemer Trust Company, N.A.

Bessemer Investment Management LLC

Proxy Voting Policies & Procedures

     I. Executive Summary

It is the policy of the Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (“BTNA/BIM”) to take an active role in voting proxies with respect to securities held in accounts of clients who have granted us the authority and discretion to vote proxies on their behalf. Where they are responsible for voting proxies for a client, BTNA/BIM have adopted these policies and procedures reasonably designed to ensure that BTNA/BIM vote proxies in an effort to maximize the value of our clients’ investments over the long term and the Proxy Voting Policy Guidelines set forth in Exhibit A will guide voting decisions. While proxy voting will generally follow the Proxy Voting Policy Guidelines, specific voting decisions may differ in any instance where the combined BTNA/BIM Proxy Committee (the “Committee”) believe it to be in the best interests of shareholders. The Committee is charged with developing and maintaining the Proxy Voting Policy Guidelines to vote proxies based on knowledge of the companies and the best interests of the shareholders.

     II. Procedures for Voting Proxies

The Committee meets on a periodic basis or as needed and oversees the proxy voting process. The Committee reviews the Proxy Voting Policy Guidelines on a semi-annual basis, or more frequently on an as needed basis, and approves amendments to the Proxy Voting Policy Guidelines when determined to be appropriate. The Committee may seek the input of BTNA/BIM portfolio managers and research analysts on certain matters (i.e., contested board election, merger and acquisition activity, etc.) prior to making a voting decision. The Committee is composed of representatives from Legal or Compliance and the Investment area and other areas as appropriate.

We have engaged Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research and to vote proxies in accordance with the Proxy Voting Policy Guidelines. The Committee may review specific proxy votes with ISS when the Committee determines this to be desirable.

The Committee may elect to refrain from voting in certain cases where it deems appropriate, if for example, the cost of voting appears to exceed the benefit, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

     III. Conflict of Interest

In those situations where the Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, our decision making on the issue based on assessment of the particular facts and circumstances), the Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

Proxy Voting Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed these Proxy Voting Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee considers and approves amendments to these Guidelines as it deems appropriate every year or more frequently as needed.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes).

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on uncontested director nominees of U.S. companies generally will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;
•	Are inside directors or affiliated outside directors and the full board is less than majority independent;
•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;
•	Are compensation committee members and the company has poor compensation practices as determined by ISS;
•	Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;

[1] The Proxy Committee, which is a joint committee of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC, is comprised of Bessemer’s Chief Investment Officer, Head of Investment Strategies, Director of Client Portfolio Analysis, an Associate Portfolio Manager, an Analyst, Head of Custody and a Compliance Officer.

•	Are compensation committee members and the board exhibits a significant level of poor communication and responsiveness to shareholders surrounding compensation issues;
•	Have ignored a proposal that was approved by either a majority of the shares outstanding in the previous year or by the majority of votes cast in the last year and one of the two previous years;
•

Are incumbent board members and the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency

•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;
•	Have made a material adverse change to an existing poison pill without shareholder approval;
•	Have kept in place a dead-hand or modified dead-hand poison pill;
•	Are incumbent board members and the board had material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote CASE-BY-CASE on director nominees who have been associated with a pattern of egregious actions on other boards or in the role of executive management that raises substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees
Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals
Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements
Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting
Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Proxy Access
Vote in accordance with ISS’s policy on management and shareholder proposals to enact proxy access, which will take into account, among other factors:

•	Company-specific factors; and
•

Proposal-specific factors, including: (1) The ownership thresholds proposed in the resolution (i.e., percentage and duration); (2) The maximum proportion of directors that shareholders may nominate each year; and (3) The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Confidential Voting
Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses
If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization
Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals
Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s rules, measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: (1) the ability to reprice stock options without prior shareholder approval, (2) excessive CEO compensation relative to company performance (pay-for-performance disconnect), (3) excessive three-year average burn rate, or (4) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options
Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans
Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85% of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than 10% of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans
Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value; and
•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be voted as recommended by ISS based on their research and analysis, which will evaluate whether the plan exceeds its allowable cap as calculated by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based equity awards like indexed, premium-priced, and performance contingent options or performance-based shares, unless: (1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or (2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50% of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants - Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: (1) The triggering mechanism should be beyond the control of management; (2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (3) Change-in-control payments should be double-triggered, i.e., after (a) a change in control has taken place, and (b) termination of the executive has occurred as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:
•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);
•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•

In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
	➢	Rigorous stock ownership guidelines, or
	➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

	➢	A meaningful retention ratio; and

•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay or “MSOP”): Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Exclusive Venue Proposals

Proposals seeking shareholder approval to limit shareholder litigation to the company’s jurisdiction of incorporation will be voted in accordance with ISS’s policy, which will take into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:
	➢	An annually elected board;
	➢	A majority vote standard in uncontested director elections; and
	➢	The absence of a poison pill, unless the pill was approved by shareholders.

11. Political Contributions

Vote FOR reasonable proposals that seek additional disclosure surrounding the internal processes and oversight mechanisms governing the company’s political contributions and lobbying expenses.

12. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these Guidelines.

Other than as identified above for shareholder proposals regarding political contributions, vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

13. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

14. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

15. Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must confirm that he or she does not have a potential conflict of interest with respect to the issue.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

Shareholders should retain this supplement for future reference.